UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2014 (May 12, 2014)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)                                 On May 12, 2014, Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P., held its Annual Meeting of Stockholders (the “Annual Meeting”) to (i) elect four members of the Board of Directors of the Company, (ii) approve Articles of Amendment to the Company’s Articles of Restatement (the “Charter Amendment”) to declassify the Board of Directors and adopt concurrent annual terms for all the members of the Board of Directors, as set forth in the Company’s proxy statement for the Annual Meeting, (iii) hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, and (iv) ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

(b)                                 At the Annual Meeting, the Company’s stockholders elected the following four Class II directors to serve until the Company’s annual meeting of stockholders to be held in 2017; William L. Mack (Number of shares for: 71,337,892, Number of shares withheld: 2,983,877, Number of shares abstained: 0, Number of broker non-votes: 6,894,858); Nathan Gantcher (Number of shares for: 71,742,687, Number of shares withheld: 2,579,082, Number of shares abstained: 0, Number of broker non-votes: 6,894,858); David S. Mack (Number of shares for: 71,972,104, Number of shares withheld: 2,349,665, Number of shares abstained: 0, Number of broker non-votes: 6,894,858); and Alan G. Philibosian (Number of shares for: 67,931,001, Number of shares withheld: 6,390,768, Number of shares abstained: 0, Number of broker non-votes: 6,894,858).

The following directors’ terms of office as directors of the Company continued following the Annual Meeting: Mitchell E. Hersh, Alan S. Bernikow, Kenneth M. Duberstein, Jonathan Litt, Irvin D. Reid, Vincent Tese and Roy J. Zuckerberg.

The Company’s stockholders also voted upon and approved the Charter Amendment, as set forth and described in the Company’s proxy statement for the Annual Meeting (Number of shares for: 74,093,848, Number of shares against: 175,705, Number of shares abstained: 52,216, Number of broker non-votes: 6,894,858).  On May 14, 2014, the Company filed the Charter Amendment with the State Department of Assessments and Taxation of Maryland.  A copy of the Charter Amendment is filed herewith as Exhibit 3.1 and a corresponding Amendment No. 3 to the Company’s Bylaws is filed herewith as Exhibit 3.2.

The Company’s stockholders, on a non-binding advisory basis, also voted upon and did not approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting (Number of shares for: 22,279,795, Number of shares against: 51,043,255, Number of shares abstained: 998,719, Number of broker non-votes: 6,894,858).

The Company’s stockholders also voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (Number of shares for: 80,660,037, Number of shares against: 512,050, Number of shares abstained: 44,540, Number of broker non-votes: 0).

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Restatement of Mack-Cali Realty Corporation as filed with the State Department of Assessments and Taxation of Maryland on May 14, 2014.

3.2	Amendment No. 3 to the Mack-Cali Realty Corporation Amended and Restated Bylaws dated May 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: May 16, 2014	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

MACK-CALI REALTY, L.P.

		By:	Mack-Cali Realty Corporation, its general partner

Dated: May 16, 2014	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Restatement of Mack-Cali Realty Corporation as filed with the State Department of Assessments and Taxation of Maryland on May 14, 2014.

3.2	Amendment No. 3 to the Mack-Cali Realty Corporation Amended and Restated Bylaws dated May 14, 2014.